                               POWER OF ATTORNEY


Know all men by these presents:


That I, A. Gilbert Heebner, a member of the Board of Directors of MARKET STREET FUND, INC., do hereby make constitute and appoint as my true and lawful attorneys in fact, ADAM SCARAMELLA and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of MARKET STREET FUND, INC. and file with the Securities and Exchange Commission:


     Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of MARKET STREET FUND, INC. and for so long as either ADAM SCARAMELLA and/or WILLIAM P. LOESCHE shall be employees of PROVIDENT MUTUAL LIFE INSURANCE COMPANY.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October, 1997.



                                        /s/ A. GILBERT HEEBNER
                                        --------------------------
                                        A. GILBERT HEEBNER



Commonwealth of PENNSYLVANIA
                              :ss
County of CHESTER

On this 23rd day of October, 1997, before me personally appeared A. Gilbert Heebner, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires:                  /s/ JENNIFER J. AVILES
                                        --------------------------
                                        Notary Public


                                                  NOTARIAL SEAL
                                        JENNIFER J. AVILES, Notary Public
                                         Tredylfrin Twp., Chester County
                                       My Commission Expires July 24, 2000

                               POWER OF ATTORNEY


Know all men by these presents:


That I, Edward Stouch, a member of the Board of Directors of MARKET STREET FUND, INC., do hereby make constitute and appoint as my true and lawful attorneys in fact, ADAM SCARAMELLA and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of MARKET STREET FUND, INC. and file with the Securities and Exchange Commission:


     Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of MARKET STREET FUND, INC. and for so long as either ADAM SCARAMELLA and/or WILLIAM P. LOESCHE shall be employees of PROVIDENT MUTUAL LIFE INSURANCE COMPANY.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October, 1997.



                                        /s/ EDWARD STOUCH
                                        --------------------------
                                        Edward Stouch



Commonwealth of PENNSYLVANIA
                              :ss
County of CHESTER

On this 23rd day of October, 1997, before me personally appeared Edward Stouch, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires:                  /s/ JENNIFER J. AVILES
                                        --------------------------
                                        Notary Public


                                                  NOTARIAL SEAL
                                        JENNIFER J. AVILES, Notary Public
                                         Tredylfrin Twp., Chester County
                                       My Commission Expires July 24, 2000

                               POWER OF ATTORNEY


Know all men by these presents:


That I, Alan Gart, a member of the Board of Directors of MARKET STREET
FUND, INC., do hereby make constitute and appoint as my true and lawful attorneys in fact, ADAM SCARAMELLA and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of MARKET STREET FUND, INC. and file with the Securities and Exchange Commission:


     Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of MARKET STREET FUND, INC. and for so long as either ADAM SCARAMELLA and/or WILLIAM P. LOESCHE shall be employees of PROVIDENT MUTUAL LIFE INSURANCE COMPANY.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October, 1997.



                                        /s/ ALAN GART
                                        --------------------------
                                        ALAN GART



Commonwealth of PENNSYLVANIA
                              :ss
County of CHESTER

On this 23rd day of October, 1997, before me personally appeared ALAN GART, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires:                  /s/ JENNIFER J. AVILES
                                        --------------------------
                                        Notary Public


                                                  NOTARIAL SEAL
                                        JENNIFER J. AVILES, Notary Public
                                         Tredylfrin Twp., Chester County
                                       My Commission Expires July 24, 2000